Data as of 4/30/18

Manager’s Commentary

Market Review

The Greater China equity space experienced significant sector rotations in April 2018, as investors remained cautious on the market outlook amid the escalating US and China trade tension. In particular, a US ban on sales to ZTE Corporation ("ZTE"), a Chinese multinational telecommunications equipment and systems company, triggered renewed concerns over the technology sector, which ended the month as the worst performer. On the other hand, commodity related sectors including materials and energy performed very well. In terms of country performance, it was not surprising to see Taiwan equities, which are very technology heavy, become the underperformer; while Hong Kong equities, especially Hong Kong domestic financial names, delivered strong performance.

Fund Review

The China Fund, Inc. (the "Fund") underperformed the benchmark in April 2018. The Fund's underweight position in Hong Kong financials was the main detractor from performance. In particular, Hong Kong domestic banking names performed strongly driven by a rising interest rate environment in Hong Kong and the United States. However, this is partially compensated by the Fund's strong stock selection in the Chinese banking space. Top contributors over the month included China Merchants Bank Co. Ltd., whose share price was aided by solid earnings results, steady improvement in credit cost, as well as China's Central Bank's Reserve Requirement Ratio (RRR) cut, which we believe will have a positive impact on the net interest margin of banks. We continue to favor Chinese banks which we believe should benefit from the improving asset quality trend in China. In particular, we like banks with strong franchises in asset management and retail banking, as well as those that focus on improving deposit base.

Another visible detractor in April was WIN Semiconductors Corp. This Taiwan-based company is a key component supplier enabling Apple iPhone's 3D sensing feature. Share price corrected significantly in April after a disappointing first quarter result announcement and the company's conservative near term outlook. Over the longer-term horizon, we do expect this company to be well positioned to benefit from the wider adoption of 3D sensing among Android smart devices. Further expansion to other business areas, including 5G and autonomous driving, could lead to more sustainable and balanced growth for the company. We have maintained our position in this stock.

Outlook

The United States ban on sales to ZTE opened a fresh front as tensions escalated between the United States and China. In our view, this is different from previous trade conflicts, in that the purpose is to ensure the technology leadership of the United States and therefore protect strategic national security. If tensions escalate further, it could increase the risk of equity markets and particularly selective sectors/companies that rely on US technology. It is still too early to turn pessimistic on Hong Kong/China equities given the situation at the moment is highly fluid and keeps changing. Our base case is that a full blown trade war will be avoided, but the United States and China tension will persist and remain a medium-/long-term overhang on the equity markets.

Under such a scenario, we believe the alpha opportunities in the China equity space will be increasingly micro-driven rather than macro-driven. In other words, earnings delivery and earnings surprise should be the key driver of equity performance. Our investment approach focuses on finding underappreciated companies, where the turnaround potential is yet to be reflected in its valuations. Typically, positive earnings surprises will trigger strong re-ratings, allowing us to benefit from both earnings growth and valuation expansion. Over the past two quarters, some of our portfolio holdings in consumer staples and materials spaces have started the early phase of re-rating. We have been utilizing the recent market volatility to add more to conviction names which have over-corrected, including automobile companies, smartphone component makers and Macau gaming names.

In Brief
Fund Data
Description	Seeks to achieve longterm capital appreciation through investments in China companies.
Listing Date (NYSE)	July 10, 1992
Total Fund Assets (millions)	$378.1
Median Market Cap (in billions)	$15.7
Distribution Frequency	Annual
Management Firm	Allianz Global Investors U.S. LLC
Portfolio Management	Christina Chung, CFA, CMA Lead Portfolio Manager

Performance (US$ Returns) (as of 4/30/18)
	Fund	Benchmark[1]
One Month	-0.58%	-0.44%
Three Month	-8.10%	-7.53%
One Year	26.98%	26.65%
Three Year	3.42%	6.59%

Net Asset Value / Market Price
Net Asset Value (NAV) / Market Price at Inception	$13.15 / $14.26
NAV / Market Price (as of 4/30/18)	$24.05 / $21.45

High / Low Ranges (52-Week)
High / Low NAV	$26.38 / $19.27
High / Low Market Price	$24.70 / $17.38
Premium/Discount to NAV (as of 4/30/18)	-10.81%

Fund Data (Common Shares)
Shares Outstanding	15,722,675
Average Daily Volume	24,047
Expense Ratio	1.49%

Fund Manager

Christina Chung, CFA, CMA

Lead Portfolio Manager

1.	MSCI Golden Dragon Index.

The China Fund, Inc.

Investment Objective

The investment objective of The China Fund, Inc. (the "Fund") is to achieve long-term capital appreciation. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China.

The Fund has an operating policy that the Fund will invest at least 80% of its assets in China companies. For this purpose, 'China companies' are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China or in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have at least 50% of their assets in China; or (iii) companies organized in China. Under the policy, China means the People's Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days' prior notice of any change to this policy.

Returns For Periods Ended April 30, 2018*
	1 Month	3 Month	YTD	1 Year	3 Year	5 Year	10 Year	Inception
NAV	-0.58%	-8.10%	2.65%	26.98%	3.42%	10.40%	6.53%	10.74%
Market Price	-3.07%	-10.58%	-0.88%	25.03%	4.25%	10.42%	6.81%	9.90%
MSCI Golden Dragon Index	-0.44%	-7.53%	1.61%	26.65%	6.59%	10.59%	5.48%	—

Calendar Year Returns
	2010	2011	2012	2013	2014	2015	2016	2017
NAV	27.26%	-24.37%	12.12%	18.31%	7.82%	-5.51%	0.60%	37.92%
Market Price	23.60%	-27.51%	20.52%	12.70%	5.29%	-6.38%	-0.47%	47.41%
MSCI Golden Dragon Index	13.60%	-18.35%	22.65%	7.25%	8.06%	-7.12%	5.75%	44.19%

Past performance is not a guide to future returns.

*	Annualized for periods greater than one year.

Source: State Street Bank and Trust Company. Source for index data: MSCI as at April 30, 2018. Investment returns are historical and do not guarantee future results. Investment returns reflect changes in net asset value and market price per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested. The net asset value (NAV) percentages are not an indication of the performance of a shareholder's investment in the Fund, which is based on market price. NAV performance includes the deduction of management fees and other expenses. Market price performance does not include the deduction of brokerage commissions and other expenses of trading shares and would be lower had such commissions and expenses been deducted. It is not possible to invest directly in an index.

Premium/Discount

Sector Allocation
	Fund	Benchmark[1]
Information Technology	38.29%	36.68%
Financials	22.94%	24.37%
Consumer Discretionary	10.97%	8.33%
Industrials	6.17%	5.14%
Real Estate	6.12%	8.13%
Consumer Staples	4.59%	2.24%
Telecom Services	3.28%	3.87%
Energy	2.44%	3.25%
Utilities	1.69%	3.36%
Health Care	1.50%	1.61%
Materials	1.06%	3.01%
Other assets & liabilities	0.95%	0.00%

Source: IDS GmbH - Analysis and Reporting Services, a subsidiary of Allianz SE.

Country Allocation
	Fund	Benchmark[1]
China	80.18%	78.10%
Hong Kong Red Chips	12.03%	8.06%
Hong Kong 'H' shares	21.08%	19.50%
Equity linked securities ('A' shares)	0.00%	0.00%
China 'A' & 'B' shares	2.71%	0.05%
Other Hong Kong securities	44.36%	34.42%
Others	0.00%	16.08%
Taiwan	18.86%	21.90%
Other assets & liabilities	0.96%	0.00%

Top 10 Holdings
TENCENT HOLDINGS LTD (China)	9.47%
TAIWAN SEMIC CO LTD (Taiwan)	6.76%
CHINA CONSTRUCTION BANK CORP (China)	6.70%
ALIBABA GROUP HOLDING LTD (China)	6.40%
SUN HUNG KAI PROPERTIES LTD (H.K.)	4.09%
CHINA MERCHANTS BANK CO LTD (China)	3.91%
GLOBALWAFERS CO LTD (Taiwan)	2.85%
HK EXCHANGES & CLEARING LTD (H.K.)	2.55%
CHINA EVERBRIGHT INTL (China)	2.29%
NANYA TECHNOLOGY CORP (Taiwan)	2.26%

Portfolio Characteristics
	Fund	Benchmark[1]
P/E Ratio	13.96	13.73
P/B Ratio	1.85	1.68
Issues in Portfolio	52	290
Foreign Holdings (%)	99.05	100.00
Other assets & liabilities (%)	0.95	0.00
Yield (%)	2.27	3.41

Source: IDS GmbH - Analysis and Reporting Services, a subsidiary of Allianz SE.

1.	MSCI Golden Dragon Index.

The China Fund, Inc.

Distribution History (10 Year)

Declaration Date	Ex-dividend Date	Record Date	Payable Date	Distribution/ Share	Income	Long-term Capital Gain	Short-term Capital Gain
12/8/08	12/22/08	12/24/08	1/23/09	$5.81740	$0.48130	$5.33610	—
12/9/09	12/22/09	12/24/09	12/29/09	$0.25570	$0.25570	—	—
12/8/10	12/21/10	12/24/10	12/29/10	$2.27420	$0.37460	$1.89960	—
12/8/11	12/21/11	12/23/11	12/29/11	$2.99640	$0.17420	$2.82220	—
12/10/12	12/20/12	12/24/12	12/28/12	$3.25170	$0.34730	$2.90440	—
12/13/13	12/19/13	12/23/13	12/27/13	$3.31400	$0.43870	$2.87530	—
12/8/14	12/18/14	12/22/14	1/5/15	$3.76510	$0.29820	$3.46690	—
12/16/15	12/23/15	12/28/15	1/6/16	$1.49580	$0.21330	$0.84620	$0.43630
12/9/16	12/19/16	12/21/16	1/5/17	$0.46780	$0.46780	—	—
12/8/17	12/18/17	12/19/17	1/4/18	$0.54930	$0.54930	—	—

Distribution/Share includes Income, Long-term Capital gains and Short-term Capital gains.

The China Fund NAV Performance of $10,000 since inception

Past performance is not a guide to future returns.

Index Description

MSCI Golden Dragon Index

The MSCI Golden Dragon Index captures the equity market performance of large and mid cap China securities (H shares, B shares, Red-Chips and P-Chips) and non-domestic China securities listed in Hong Kong and Taiwan.

It is not possible to invest directly in an index.

The China Fund, Inc.

Portfolio in Full

Sector	Company (exchange ticker)	Market Price	Holding	Value US$	% of net assets
Information Technology					38.30
TENCENT HOLDINGS LTD	700	391.00	719,000	35,821,282	9.47
TAIWAN SEMICONDUCTOR MANUFACTURING CO LTD	2330	227.00	3,332,000	25,564,497	6.76
ALIBABA GROUP HOLDING LTD ADR	BABA	178.54	135,464	24,185,743	6.40
GLOBALWAFERS CO LTD	6488	483.00	660,000	10,774,509	2.85
NANYA TECHNOLOGY CORP	2408	93.00	2,724,000	8,562,419	2.26
BAIDU INC ADR	BIDU	250.90	24,101	6,046,941	1.60
ASM PACIFIC TECHNOLOGY LTD	522	108.00	433,500	5,965,520	1.58
MEDIATEK INC	2454	340.00	489,000	5,619,455	1.49
DIGITAL CHINA HOLDINGS LTD	861	4.49	9,305,000	5,323,511	1.41
FOCUS MEDIA INFORMATION TE A	002027	11.23	2,817,705	4,987,128	1.32
WIN SEMICONDUCTORS CORP	3105	224.50	501,000	3,801,548	1.01
CHUNGHWA PRECISION TEST TECH CO LTD	6510	762.00	138,000	3,554,189	0.94
AAC TECHNOLOGIES HOLDINGS INC	2018	114.30	208,500	3,036,601	0.80
GOLDPAC GROUP LTD	3315	2.42	4,970,000	1,532,524	0.41
Financials					22.95
CHINA CONSTRUCTION BANK CORP	939	8.32	23,898,000	25,334,968	6.70
CHINA MERCHANTS BANK CO LTD	3968	34.60	3,356,500	14,797,836	3.91
HONG KONG EXCHANGES & CLEARING LTD	388	257.20	293,800	9,628,491	2.55
BANK OF CHINA LTD	3988	4.30	15,500,000	8,492,501	2.25
PING AN INSURANCE GROUP CO OF CHINA LTD	2318	77.55	817,000	8,073,081	2.14
AIA GROUP LTD	1299	70.70	873,600	7,869,869	2.08
FUBON FINANCIAL HOLDING CO LTD	2881	51.00	2,805,000	4,835,144	1.28
CITIC SECURITIES CO LTD	6030	19.36	1,640,000	4,045,616	1.07
CATHAY FINANCIAL HOLDING CO LTD	2882	53.50	2,030,000	3,670,762	0.97
Consumer Discretionary					10.97
GALAXY ENTERTAINMENT GROUP LTD	27	69.40	747,000	6,605,650	1.75
NEW ORIENTAL EDUCATION & TECHNOLOGY GROUP ADR	EDU	89.84	67,468	6,061,325	1.60
CHINA INTERNATIONAL TRAVEL A	601888	52.11	640,632	5,261,444	1.39
QINGLING MOTORS CO LTD	1122	2.52	14,816,000	4,757,371	1.26
MGM CHINA HOLDINGS LTD	2282	21.70	1,536,000	4,247,041	1.12
LI & FUNG LTD	494	3.97	8,120,000	4,107,542	1.09
BRILLIANCE CHINA AUTOMOTIVE HOLDINGS LTD	1114	14.16	2,040,000	3,680,687	0.97
JD.COM INC ADR	JD	36.51	100,616	3,673,490	0.97
SANDS CHINA LTD	1928	45.75	532,400	3,103,592	0.82
Industrials					6.16
CHINA EVERBRIGHT INTERNATIONAL LTD	257	11.08	6,146,000	8,676,964	2.29
QINGDAO PORT INTERNATIONAL CO LTD	6198	6.45	6,077,000	4,994,413	1.32
CN STATE CONSTRUCTION INTERNATIONAL HOLDINGS LTD	3311	10.26	3,602,000	4,708,977	1.25
KING SLIDE WORKS CO LTD	2059	419.50	185,000	2,623,071	0.69
AIRTAC INTERNATIONAL GROUP	1590	516.00	133,000	2,319,571	0.61
Real Estate					6.12
SUN HUNG KAI PROPERTIES LTD	16	126.80	957,000	15,462,035	4.09
CHINA OVERSEAS LAND & INVESTMENT LTD	688	26.55	1,622,000	5,487,201	1.45
COUNTRY GARDEN HOLDINGS CO LTD	2007	16.22	1,062,000	2,194,880	0.58
Consumer Staples					4.59
CHINA MENGNIU DAIRY CO LTD	2319	25.50	2,439,000	7,924,784	2.10
WH GROUP LTD	288	8.19	5,726,000	5,975,451	1.58
VINDA INTERNATIONAL HOLDINGS LTD	3331	13.60	1,984,000	3,438,081	0.91
Telecom Services					3.27
CHINA UNICOM HONG KONG LTD	762	11.18	3,660,000	5,213,848	1.38
PCCW LTD	8	4.87	6,053,000	3,756,082	0.99
CHINA MOBILE LTD	941	75.20	356,500	3,415,961	0.90

The China Fund, Inc.

Portfolio in Full

Sector	Company (exchange ticker)	Market Price	Holding	Value US$	% of net assets
Energy					2.44
CHINA OILFIELD SERVICES LTD	2883	7.87	4,768,000	4,781,305	1.26
CHINA PETROLEUM & CHEMICAL CORP	386	7.67	4,552,000	4,448,700	1.18
Utilities					1.70
CHINA RESOURCES POWER HOLDINGS CO LTD	836	15.12	1,778,000	3,425,461	0.91
BEIJING ENTERPRISES HOLDINGS LTD	392	39.50	591,000	2,974,542	0.79
Health Care					1.50
CSPC PHARMACEUTICAL GROUP LTD	1093	20.20	2,208,000	5,683,108	1.50
Materials					1.06
TIANGONG INTERNATIONAL CO LTD	826	1.75	17,970,000	4,007,021	1.06

Source: State Street Bank and Trust Company, IDS GmbH - Analysis and Reporting Services, a subsidiary of Allianz SE.

Important Information:

Holdings are subject to change daily. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China. Investing in non-U.S. securities entails additional risks, including political and economic risk and the risk of currency fluctuations, as well as lower liquidity. These risks, which can result in greater price volatility, will generally be enhanced in less diversified funds that concentrate investments in a particular geographic region.

The information contained herein has been obtained from sources believed to be reliable but Allianz Global Investors U.S. LLC and its affiliates do not warrant the information to be accurate, complete or reliable. The opinions expressed herein are subject to change at any time and without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the Fund's annual and semiannual reports, proxy statement and other Fund information, which may be obtained by contacting your financial advisor or visiting the Fund's website at www.chinafundinc.com. This information is unaudited and is intended for informational purposes only. It is presented only to provide information on the Fund's holdings, performance and strategies. The Fund is a closed-end exchange traded management investment company. This material is presented only to provide information and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering by a closed-end fund, its shares can be purchased and sold on the open market through a stock exchange, where shares may trade at a premium or a discount. The market price of holdings is subject to change daily.

P/E is a ratio of security price to earnings per share. Typically, an undervalued security is characterized by a low P/E ratio, while an overvalued security is characterized by a high P/E ratio. P/B is a ratio of the current stock price to the book value. This is used to identify undervalued stocks. Dividend yield is the annual percentage of return earned by an investor on a common or preferred stock. The average dividend yield is the dividend rate divided by current share price.

©2018 Allianz Global Investors Distributors LLC.

Investment Products: Not FDIC Insured | May Lose Value | Not Bank Guaranteed	FS-CHN-0418